UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 21, 2018
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On May 21, 2018, the Board of Directors of t0.com, Inc. (“tZERO”), an indirect majority-owned subsidiary of Overstock.com, Inc. (“Overstock”), approved an amendment and restatement (the “Amendment”) of the tZERO Equity Incentive Plan adopted December 24, 2017 (the “Plan”). Overstock indirectly owns approximately 80% of the outstanding common stock of tZERO and shares a number of business relationships with tZERO. Overstock owns its interest in tZERO through Overstock’s wholly-owned subsidiary Medici Ventures, Inc.

The Amendment increases the number of tZERO shares that may be issued pursuant to the Plan by providing that tZERO shares delivered under the Plan but tendered in payment of an award under the Plan or delivered to tZERO or withheld by tZERO to satisfy any tax withholding obligation shall again be made available for additional awards under the Plan. The Amendment also permits the grant of options with an exercise price less than the fair market value of the shares subject to the option if the option is granted in a manner satisfying the provisions of Section 409A of the Internal Revenue Code.

The Amendment is filed with this report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the text of the Amendment.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) The information in Item 1.01 is incorporated by reference to the extent required. Also on May 21, 2018, the Board of Directors of tZERO approved option grants to certain persons including Saum Noursalehi. Mr. Noursalehi, who was recently appointed Chief Executive Officer of tZERO, and is a member of Overstock's Board of Directors, received a grant of 200 options under the Plan. The options have an exercise price of $27,502 per share, and vest 50% on the first anniversary of the grant date with the balance vesting on the second anniversary of the grant date.

The 2018 Amendment is filed with this report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the 2018 Amendment.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

The following exhibit is furnished with this report:

10.1	t0.com, Inc. 2017 Equity Incentive Plan as amended and restated on May 21, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	May 25, 2018